UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) May 15, 2001





         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1997-B OWNER TRUST,
                     NAVISTAR FINANCIAL 1998-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                   NAVISTAR FINANCIAL 2000-B OWNER TRUST, AND
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)





                                    Delaware
                 (State or other jurisdiction of incorporation)



              33-55865                                  51-0337491
      (Commission File Number)            (I.R.S. Employer Identification No.)



 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)




         Registrant's telephone number including area code 847-734-4000

                                    FORM 8-K



                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.


          On May 25, 2001,  Registrant made available  the
          Monthly Servicer Certificates for the Period of April 2001 for the specified Owner Trusts, which are attached as
          Exhibit 20 hereto.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                  See attached Exhibit Index.




                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1997-B OWNER TRUST,
                     NAVISTAR FINANCIAL 1998-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                   NAVISTAR FINANCIAL 2000-B OWNER TRUST, AND
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)








Date:   May 29, 2001                        By:/s/ Ronald D. Markle
----------------------------                       --------------------------
                                                   Ronald D. Markle
                                                   Vice President & Controller

                                    FORM 8-K



                                 EXHIBIT INDEX


Exhibit No.    Description






   20.1        Navistar Financial 1997-B Owner Trust
               Monthly Servicer Certificate, dated May 15, 2001


   20.2        Navistar Financial 1998-A Owner Trust
               Monthly Servicer Certificate, dated May 15, 2001


   20.3        Navistar Financial 1999-A Owner Trust
               Monthly Servicer Certificate, dated May 15, 2001


   20.4        Navistar Financial 2000-A Owner Trust
               Monthly Servicer Certificate, dated May 15, 2001


   20.5        Navistar Financial 2000-B Owner Trust
               Monthly Servicer Certificate, dated May 15, 2001


   20.6        Navistar Financial 2001-A Owner Trust
               Monthly Servicer Certificate, dated May 15, 2001

                 Navistar Financial 1997 - B Owner Trust
                          For the Month of April, 2001
                        Distribution Date of May 15, 2001
                            Servicer Certificate #43

Original Pool amount Initial Receivables                        $408,527,638.36
Subsequent Receivables  (transferred 11/13/97)                   $91,466,751.20


Beginning Pool Balance                                           $65,251,570.42
Beginning Pool Factor                                                 0.1305046

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $3,968,044.35
     Interest Collected                                             $505,194.16

Additional Deposits:
     Repurchase Amounts                                                   $0.00
     Liquidation Proceeds / Recoveries                              $100,354.30
Total Additional Deposits                                           $100,354.30

Repos / Chargeoffs                                                  $686,564.63
Aggregate Number of Notes Charged Off                                       194

Total Available Funds                                             $4,573,592.81

Ending Pool Balance                                              $60,596,961.44
Ending Pool Factor                                                    0.1211953

Servicing Fee                                                        $54,376.31

Repayment of Servicer Advances                                            $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                           $9,562,739.25
     Target Percentage                                                   10.00%
     Target Balance                                               $6,059,696.14
     Minimum Balance                                              $9,999,887.79
     (Release) / Deposit                                            ($40,814.69)
     Ending Balance                                               $9,521,924.56

Current Weighted Average APR:                                            9.242%
Current Weighted Average Remaining Term (months):                         15.53

Delinquencies                                   Dollars    Notes
     Installments:     1 - 30 days          $974,492.53      753
                       31 - 60 days         $235,725.56      166
                       60+  days            $335,274.10       91

     Total:                               $1,545,492.19      784

     Balances:         60+  days          $1,285,405.53       91

Memo Item - Reserve Account
     Prior Month                                                  $9,999,887.79
     Invest. Income                                                  $40,814.69
     Excess Serv.                                                         $0.00
     Transfer (to) / from Collections Account                      ($477,963.23)
     Beginning Balance                                            $9,562,739.25

Navistar Financial 1997 - B Owner Trust
For the Month  of  April, 2001

                                                                                NOTES

                                                 TOTAL     CLASS A - 1    CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES

Original Pool Amount                   $500,000,000.00 $107,000,000.00 $94,000,000.00 $132,000,000.00 $149,500,000.00 $17,500,000.00
Distributions:
     Distribution Percentages                                    0.00%          0.00%           0.00%          96.50%          3.50%
     Coupon                                                      5.72%          5.96%           6.20%           6.30%          6.30%

Beginning Pool Balance                  $65,251,570.42
Ending Pool Balance                     $60,596,961.44

Collected Principal                      $3,968,044.35
Collected Interest                         $505,194.16
Charge - Offs                              $686,564.63
Liquidation Proceeds / Recoveries          $100,354.30
Servicing                                   $54,376.31
Cash Transfer from Reserve Account         $477,963.23
Total Collections Avail for Debt Service $4,997,179.73

Beginning Balance                       $65,251,570.42           $0.00          $0.00           $0.00  $62,967,765.49  $2,283,804.93

Interest Due                               $342,570.75           $0.00          $0.00           $0.00     $330,580.77     $11,989.98
Interest Paid                              $342,570.75           $0.00          $0.00           $0.00     $330,580.77     $11,989.98
Principal Due                            $4,654,608.98           $0.00          $0.00           $0.00   $4,491,697.67    $162,911.31
Principal Paid                           $4,654,608.98           $0.00          $0.00           $0.00   $4,491,697.67    $162,911.31

Ending Balance                          $60,596,961.44           $0.00          $0.00           $0.00  $58,476,067.82  $2,120,893.62
Note / Certificate Pool Factor                                  0.0000         0.0000          0.0000          0.3911         0.1212
   (Ending Balance / Original Pool Amount
Total Distributions                      $4,997,179.73           $0.00          $0.00           $0.00   $4,822,278.44    $174,901.29

Interest Shortfall                               $0.00           $0.00          $0.00           $0.00           $0.00          $0.00
Principal Shortfall                              $0.00           $0.00          $0.00           $0.00           $0.00          $0.00
     Total Shortfall                             $0.00           $0.00          $0.00           $0.00           $0.00          $0.00
      (required from Reserve)
Excess Servicing                                 $0.00
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance           $9,562,739.25
(Release) / Draw                           ($40,814.69)
Ending Reserve Acct Balance              $9,521,924.56

Navistar Financial 1997 - B Owner Trust
For the Month  of  April, 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                              5                      4                 3                 2                1
                                           Dec-00                  Jan-01           Feb-01            Mar-01            Apr-01

Beginning Pool Balance                       $85,230,578.37      $80,278,502.18   $75,213,872.16    $69,785,579.19    $65,251,570.42

A)   Loss Trigger:
Principal of Contracts Charged Off              $229,870.00         $225,392.74      $866,985.94       $236,462.40       $686,564.63
Recoveries                                      $522,099.27         $318,826.05      $621,269.62       $483,783.97       $100,354.30

Total Charged Off (Months 5, 4, 3)            $1,322,248.68
Total Recoveries (Months 3, 2, 1)             $1,205,407.89
Net Loss / (Recoveries) for 3 Mos               $116,840.79 (a)

Total Balance (Months 5, 4, 3)              $240,722,952.71 (b)

Loss Ratio Annualized  [(a/b) * (12)]              0.58245%
Trigger:  Is Ratio > 1.5%                                No

                                               Feb-01              Mar-01           Apr-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days             $2,801,284.45       $2,412,769.58    $1,285,405.53
     As % of Beginning Pool Balance                3.72443%            3.45740%         1.96992%
     Three Month Average                           3.57946%            3.54065%         3.05058%
Trigger:  Is Average > 2.0%                             Yes

C)   Noteholders Percent Trigger:                    1.90441%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance
Trigger:  Is Minimum < 1.0%                                No

                     Navistar Financial 1998 - A Owner Trust
                          For the Month of April, 2001
                        Distribution Date of May 15, 2001
                            Servicer Certificate #36

Original Pool Amount                                   $500,864,370.04


Beginning Pool Balance                                 $112,410,674.90
Beginning Pool Factor                                      0.224433363

Principal and Interest Collections:
     Principal Collected                                 $5,719,365.85
     Interest Collected                                    $838,736.75

Additional Deposits:
     Repurchase Amounts                                          $0.00
     Liquidation Proceeds / Recoveries                     $177,607.38
Total Additional Deposits                                  $177,607.38

Repos / Chargeoffs                                         $197,552.98
Aggregate Number of Notes Charged Off                              185

Total Available Funds                                    $6,478,741.44

Ending Pool Balance                                    $106,750,724.61
Ending Pool Factor                                           0.2131330

Servicing Fee                                               $93,675.56

Repayment of Servicer Advances                             $256,968.54

Reserve Account:
     Beginning Balance  (see Memo Item)                 $11,449,639.86
     Target Percentage                                          10.00%
     Target Balance                                     $10,675,072.46
     Minimum Balance                                    $10,017,287.40
     (Release) / Deposit                                  ($774,567.40)
     Ending Balance                                     $10,675,072.46

Current Weighted Average APR:                                   8.858%
Current Weighted Average Remaining Term (months):                21.18

Delinquencies                                                  Dollars     Notes
     Installments:               1 - 30 days             $1,137,828.32     1,100
                                 31 - 60 days              $362,430.63       324
                                 60+  days                 $598,233.56       175

     Total:                                              $2,098,492.51     1,142

     Balances:                   60+  days               $2,990,234.38       175

Memo Item - Reserve Account
     Prior Month                                        $11,241,067.49
     Invest. Income                                         $40,414.22
     Excess Serv.                                          $168,158.15
     Transfer (to) / from Collections Account                    $0.00
     Beginning Balance                                  $11,449,639.86

Navistar Financial 1998 - A Owner Trust
For the Month  of  April, 2001


                                                                          NOTES
                                                       TOTAL           CLASS A             CLASS B
                                                       -----           --------            -------

Original Pool Amount                         $500,864,370.04    $483,334,000.00     $17,530,370.04
Distributions:
     Distribution Percentages                                            96.50%              3.50%
     Coupon                                                               5.94%              6.10%

Beginning Pool Balance                       $112,410,674.90
Ending Pool Balance                          $106,750,724.61

Collected Principal                            $5,462,397.31
Collected Interest                               $838,736.75
Charge - Offs                                    $197,552.98
Liquidation Proceeds / Recoveries                $177,607.38
Servicing                                         $93,675.56
Cash Transfer from Reserve Account                     $0.00
Total Collections Avail for Debt Service       $6,385,065.88

Beginning Balance                            $112,410,674.90    $108,476,184.19      $3,934,490.71

Interest Due                                     $556,957.44        $536,957.11         $20,000.33
Interest Paid                                    $556,957.44        $536,957.11         $20,000.33
Principal Due                                  $5,659,950.29      $5,461,852.03        $198,098.26
Principal Paid                                 $5,659,950.29      $5,461,852.03        $198,098.26

Ending Balance                               $106,750,724.61    $103,014,332.16      $3,736,392.45
Note / Certificate Pool Factor                                           0.2131             0.2131
   (Ending Balance / Original Pool Amount)
Total Distributions                            $6,216,907.73      $5,998,809.14        $218,098.59

Interest Shortfall                                     $0.00              $0.00              $0.00
Principal Shortfall                                    $0.00              $0.00              $0.00
     Total Shortfall                                   $0.00              $0.00              $0.00
      (required from Reserve)
Excess Servicing                                 $168,158.15
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance                $11,449,639.86
(Release) / Draw                                ($774,567.40)
Ending Reserve Acct Balance                   $10,675,072.46

Navistar Financial 1998 - A Owner Trust
For the Month  of  April, 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                              5                      4              3                    2                 1
                                           Dec-00                 Jan-01         Feb-01               Mar-01            Apr-01

Beginning Pool Balance                      $142,962,086.79    $135,123,113.77   $127,511,383.71   $119,333,038.48   $112,410,674.90

A)   Loss Trigger:
Principal of Contracts Charged Off              $486,262.10        $788,792.32       $851,191.50       $395,256.81       $197,552.98
Recoveries                                      $530,200.59        $284,101.47       $776,359.72       $614,443.03       $177,607.38

Total Charged Off (Months 5, 4, 3)            $2,126,245.92
Total Recoveries (Months 3, 2, 1)             $1,568,410.13
Net Loss / (Recoveries) for 3 Mos               $557,835.79 (a)

Total Balance (Months 5, 4, 3)              $405,596,584.27 (b)

Loss Ratio Annualized  [(a/b) * (12)]              1.65042%

Trigger:  Is Ratio > 1.5%                              Yes

                                              Feb-01             Mar-01           Apr-01

B)   Delinquency Trigger:                     $3,270,171.28      $2,534,994.05   $2,990,234.38
     Balance delinquency 60+ days                  2.56461%           2.12430%        2.66010%
     As % of Beginning Pool Balance                2.40393%           2.22567%        2.44967%
     Three Month Average

Trigger:  Is Average > 2.0%                             Yes


C)   Noteholders Percent Trigger:           2.13133%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance
Trigger:  Is Minimum < 1.0%                    No

                            Navistar Financial 1999 - A Owner Trust
                                 For the Month of April, 2001
                               Distribution Date of May 15, 2001
                                   Servicer Certificate #24

Original Pool Amount                                            $714,764,750.47

Beginning Pool Balance                                          $326,945,554.27
Beginning Pool Factor                                                 0.4574170

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)          $13,105,950.45
     Interest Collected                                           $2,295,825.02

Additional Deposits:
     Repurchase Amounts                                                   $0.00
     Liquidation Proceeds / Recoveries                              $902,615.10
Total Additional Deposits                                           $902,615.10

Repos / Chargeoffs                                                $1,418,230.37
Aggregate Number of Notes Charged Off                                       275

Total Available Funds                                            $16,304,390.57

Ending Pool Balance                                             $312,421,373.45
Ending Pool Factor                                                    0.4370968

Servicing Fee                                                       $272,454.63

Repayment of Servicer Advances                                            $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                          $21,716,253.41
     Target Percentage                                                   10.00%
     Target Balance                                              $31,242,137.35
     Minimum Balance                                             $14,295,295.01
     (Release) / Deposit                                            ($96,366.93)
     Ending Balance                                              $21,619,886.48

Current Weighted Average APR:                                            8.259%
Current Weighted Average Remaining Term (months):                         29.78

Delinquencies                                                Dollars     Notes
     Installments:            1 - 30 days              $3,263,453.20     2,526
                              31 - 60 days             $1,104,308.08       824
                              60+  days                  $569,530.98       267

     Total:                                            $4,937,292.26     2,579

     Balances:                60+  days                $7,889,455.48       267

Memo Item - Reserve Account
     Prior Month                                                  $21,758,831.14
     Invest. Income                                                   $96,366.93
     Excess Serv.                                                          $0.00
     Transfer (to) / from Collections Account                      ($138,944.66)
     Beginning Balance                                            $21,716,253.41

Navistar Financial 1999 - A Owner Trust
For the Month of April, 2001

                                                                                                    NOTES

                                                TOTAL     CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
                                                -----     -----------     -----------     -----------     -----------  -------------

Original Pool Amount                  $714,764,750.47 $147,000,000.00 $197,000,000.00 $200,000,000.00 $145,745,000.00 $25,019,750.47
Distributions:
     Distribution Percentages                                   0.00%           0.00%          96.50%           0.00%          3.50%
     Coupon                                                   5.0025%         5.5500%         5.9500%         6.1300%        6.2200%

Beginning Pool Balance                $326,945,554.27
Ending Pool Balance                   $312,421,373.45

Collected Principal                    $13,105,950.45
Collected Interest                      $2,295,825.02
Charge - Offs                           $1,418,230.37
Liquidation Proceeds / Recoveries         $902,615.10
Servicing                                 $272,454.63
Cash Transfer from Reserve Account        $138,944.66
Total Collections Avail for Debt Service $16,170,880.60

Beginning Balance                     $326,945,554.28           $0.00           $0.00 $164,609,475.68 $145,745,000.00 $16,591,078.60

Interest Due                            $1,646,699.78           $0.00           $0.00     $816,188.65     $744,514.04     $85,997.09
Interest Paid                           $1,646,699.78           $0.00           $0.00     $816,188.65     $744,514.04     $85,997.09
Principal Due                          $14,524,180.82           $0.00           $0.00  $14,015,834.49           $0.00    $508,346.33
Principal Paid                         $14,524,180.82           $0.00           $0.00  $14,015,834.49           $0.00    $508,346.33

Ending Balance                        $312,421,373.46           $0.00           $0.00 $150,593,641.19 $145,745,000.00 $16,082,732.27
Note / Certificate Pool Factor                                 0.0000          0.0000          0.7530          1.0000         0.6428
   (Ending Balance / Original Pool Amount)
Total Distributions                    $16,170,880.60           $0.00           $0.00  $14,832,023.14     $744,514.04    $594,343.42

Interest Shortfall                              $0.00           $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                             $0.00           $0.00           $0.00           $0.00           $0.00          $0.00
     Total Shortfall                            $0.00           $0.00           $0.00           $0.00           $0.00          $0.00
         (required from Reserve)
Excess Servicing                                $0.00
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance         $21,716,253.41
(Release) / Draw                          ($96,366.93)
Ending Reserve Acct Balance            $21,619,886.48

Navistar Financial 1999 - A Owner Trust
For the Month of April, 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                               5                  4                  3                 2                 1
                                             Dec-00             Jan-01            Feb-01            Mar-01            Apr-01
                                             ------             ------            ------            ------            ------

Beginning Pool Balance                      $387,642,558.84    $374,974,055.11   $356,000,234.47   $341,514,614.55   $326,945,554.27

A)   Loss Trigger:
Principal of Contracts Charged Off              $660,946.77      $2,000,156.70     $1,871,930.49     $1,079,941.30     $1,418,230.37
Recoveries                                      $773,537.82        $606,330.66     $1,896,827.90     $1,600,258.82       $902,615.10

Total Charged Off (Months 5, 4, 3)            $4,533,033.96
Total Recoveries (Months 3, 2, 1)             $4,399,701.82
Net Loss / (Recoveries) for 3 Mos               $133,332.14 (a)

Total Balance (Months 5, 4, 3)            $1,118,616,848.42 (b)

Loss Ratio Annualized  [(a/b) * (12)]               0.1430%

Trigger:  Is Ratio > 1.5%                                No

                                                     Feb-01             Mar-01            Apr-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days             $7,555,978.95      $8,296,302.96     $7,889,455.48
     As % of Beginning Pool Balance                2.12246%           2.42927%          2.41308%
     Three Month Average                           2.28075%           2.17468%          2.32160%
Trigger:   Is Average > 2.0%                            Yes


C)   Noteholders Percent Trigger:                         3.02476%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance Trigger
Trigger:  Is Minimum < 1.0%                                     No

                            Navistar Financial 2000 - A Owner Trust
                                 For the Month of April, 2001
                               Distribution Date of May 15, 2001
                                   Servicer Certificate #15

Original Pool Amount                                           $380,843,908.73
Subsequent Receivables (transferred 3/13/00)                    $74,413,256.03
Subsequent Receivables (transferred 3/20/00)                    $19,742,835.24

Beginning Pool Balance                                         $331,239,732.65
Beginning Pool Factor                                                0.6973468

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)          $8,564,179.72
     Interest Collected                                          $2,527,136.93

Additional Deposits:
     Repurchase Amounts                                                  $0.00
     Liquidation Proceeds / Recoveries                             $678,229.31
Total Additional Deposits                                          $678,229.31

Repos / Chargeoffs                                               $1,242,892.15
Aggregate Number of Notes Charged Off                                      180

Total Available Funds                                           $11,769,545.96

Ending Pool Balance                                            $321,432,660.78
Ending Pool Factor                                                   0.6767003

Servicing Fee                                                      $276,033.11

Repayment of Servicer Advances                                           $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                         $17,183,794.31
     Target Percentage                                                   5.25%
     Target Balance                                             $16,875,214.69
     Minimum Balance                                             $9,105,143.30
     (Release) / Deposit                                          ($308,579.62)
     Ending Balance                                             $16,875,214.69

Current Weighted Average APR:                                           9.140%
Current Weighted Average Remaining Term (months):                        40.89

Delinquencies                                         Dollars     Notes
     Installments:            1 - 30 days       $2,036,313.10     1,911
                              31 - 60 days        $654,078.97       515
                              60+  days           $317,249.00       113

     Total:                                     $3,007,641.07     1,916

     Balances:                60+  days         $5,798,617.10       113

Memo Item - Reserve Account
     Prior Month                                                $17,390,085.96
     Invest. Income                                                 $85,595.66
     Excess Serv.                                                        $0.00
     Transfer (to) / from Collections Account                     ($291,887.31)
     Beginning Balance                                          $17,183,794.31

Navistar Financial 2000 - B Owner Trust
For the Month of April, 2001

                                                                                                               NOTES

                                                 TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
                                                 -----    -----------     -----------     -----------     -----------  -------------
Original Pool Amount                   $475,000,000.00 $84,000,000.00 $142,000,000.00 $110,000,000.00 $121,187,500.00 $17,812,500.00
Distributions:
     Distribution Percentages                                   0.00%          96.25%           0.00%           0.00%          3.75%
     Coupon                                                   6.0800%         6.8200%         7.2000%         7.3400%        7.4700%

Beginning Pool Balance                 $331,239,732.65
Ending Pool Balance                    $321,432,660.78

Collected Principal                      $8,564,179.72
Collected Interest                       $2,527,136.93
Charge - Offs                            $1,242,892.15
Liquidation Proceeds / Recoveries          $678,229.31
Servicing                                  $276,033.11
Cash Transfer from Reserve Account         $291,887.31
Total Collections Avail for Debt Service $11,785,400.16

Beginning Balance                      $331,239,732.65          $0.00  $84,480,742.68 $110,000,000.00 $121,187,500.00 $15,571,489.97

Interest Due                             $1,978,328.29          $0.00     $480,132.22     $660,000.00     $741,263.54     $96,932.53
Interest Paid                            $1,978,328.29          $0.00     $480,132.22     $660,000.00     $741,263.54     $96,932.53
Principal Due                            $9,807,071.87          $0.00   $9,439,306.67           $0.00           $0.00    $367,765.20
Principal Paid                           $9,807,071.87          $0.00   $9,439,306.67           $0.00           $0.00    $367,765.19

Ending Balance                         $321,432,660.78           0.00   75,041,436.01  110,000,000.00  121,187,500.00  15,203,724.78
Note / Certificate Pool Factor                                 0.0000          0.5285          1.0000          1.0000         0.8535
   (Ending Balance / Original Pool Amount)
Total Distributions                     $11,785,400.16          $0.00   $9,919,438.89     $660,000.00     $741,263.54    $464,697.72

Interest Shortfall                               $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                              $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
     Total Shortfall                             $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
         (required from Reserve)
Excess Servicing                                 $0.00
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $17,183,794.31
(Release) / Draw                          ($308,579.62)
Ending Reserve Acct Balance             $16,875,214.69

Navistar Financial 2000 - A Owner Trust
For the Month of April, 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                      5               4           3               2               1
                                                    Dec-00          Jan-01      Feb-01          Mar-01          Apr-01
                                                    ------          ------      ------          ------          ------

Beginning Pool Balance                         $376,295,860.93 $367,192,775.67 $352,486,661.24 $342,008,648.66 $331,239,732.65

A)   Loss Trigger:
Principal of Contracts Charged Off               $925,879.76    $1,380,479.72    $1,399,621.38   $2,196,158.41   $1,242,892.15
Recoveries                                       $471,023.89    $1,012,917.37      $960,837.02   $1,287,973.47     $678,229.31

Total Charged Off (Months 5, 4, 3)             $3,705,980.86
Total Recoveries (Months 3, 2, 1)              $2,927,039.80
Net Loss / (Recoveries) for 3 Mos                $778,941.06 (a)

Total Balance (Months 5, 4, 3)             $1,095,975,297.84 (b)

Loss Ratio Annualized  [(a/b) * (12)]                0.8529%

Trigger:  Is Ratio > 1.5%                                 No

                                              Feb-01            Mar-01          Apr-01
                                              ------            ------          ------
B)   Delinquency Trigger:
     Balance delinquency 60+ days              $7,685,523.19     $5,895,518.01   $5,798,617.10
     As % of Beginning Pool Balance                 2.18037%          1.72379%        1.75058%
     Three Month Average                            2.23015%          1.90998%        1.88492%
Trigger:  Is Average > 2.0%                               No

C)   Noteholders Percent Trigger:                    3.5527%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance
Trigger:  Is Minimum < 1.0%                               No

                            Navistar Financial 2000 - B Owner Trust
                                 For the Month of April, 2001
                               Distribution Date of May 15, 2001
                                    Servicer Certificate #7

Original Pool Amount                                             $764,710,097.53


Beginning Pool Balance                                           $644,758,360.09
Beginning Pool Factor                                                  0.8431409

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $18,827,795.99
     Interest Collected                                            $5,195,366.26

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds / Recoveries                               $627,976.19
Total Additional Deposits                                            $627,976.19

Repos / Chargeoffs                                                 $2,544,877.72
Aggregate Number of Notes Charged Off                                        355

Total Available Funds                                             $24,651,138.44

Ending Pool Balance                                              $623,385,686.38
Ending Pool Factor                                                     0.8151922

Servicing Fee                                                        $537,298.63

Repayment of Servicer Advances                                             $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                           $34,690,250.75
     Target Percentage                                                    10.00%
     Target Balance                                               $62,338,568.64
     Minimum Balance                                              $15,294,201.95
     (Release) / Deposit                                           ($162,365.61)
     Ending Balance                                               $34,527,885.14

Current Weighted Average APR:                                             9.732%
Current Weighted Average Remaining Term (months):                          45.02

Delinquencies                                                  Dollars     Notes
     Installments:                   1 - 30 days         $3,214,051.14     2,910
                                     31 - 60 days          $888,612.74       765
                                     60+  days             $439,713.14       209

     Total:                                              $4,542,377.02     2,913

     Balances:                       60+  days           $9,625,654.44       209

Memo Item - Reserve Account
     Prior Month                                                  $35,390,805.75
     Invest. Income                                                  $162,365.61
     Excess Serv.                                                          $0.00
     Transfer (to) / from Collections Account                      ($862,920.61)
     Beginning Balance                                            $34,690,250.75

Navistar Financial 2000 - B Owner Trust
For the Month of April, 2001

                                                                                        NOTES

                                                TOTAL     CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
                                                -----     -----------     -----------     -----------     -----------  -------------
Original Pool Amount                  $764,710,097.53 $140,000,000.00 $232,400,000.00 $184,900,000.00 $178,733,000.00 $28,677,097.53
Distributions:
     Distribution Percentages                                  93.80%           5.96%           0.00%           0.00%          0.23%
     Coupon                                                   6.7300%         6.6600%         6.6700%         6.7800%        7.0300%

Beginning Pool Balance                $644,758,360.09
Ending Pool Balance                   $623,385,686.38

Collected Principal                    $18,827,795.99
Collected Interest                      $5,195,366.26
Charge - Offs                           $2,544,877.72
Liquidation Proceeds / Recoveries         $627,976.19
Servicing                                 $537,298.63
Cash Transfer from Reserve Account        $862,920.61
Total Collections Avail for Debt Service $24,976,760.42

Beginning Balance                     $644,758,360.09  $20,048,262.56 $232,400,000.00 $184,900,000.00 $178,733,000.00 $28,677,097.53

Interest Due                            $3,604,086.71     $108,689.43   $1,289,820.00   $1,027,735.83   $1,009,841.45    $168,000.00
Interest Paid                           $3,604,086.71     $108,689.43   $1,289,820.00   $1,027,735.83   $1,009,841.45    $168,000.00
Principal Due                          $21,372,673.71  $20,048,262.56   $1,274,745.73           $0.00           $0.00     $49,665.42
Principal Paid                         $21,372,673.71  $20,048,262.56   $1,274,745.73           $0.00           $0.00          $0.00

Ending Balance                        $623,385,686.38            0.00  231,125,254.27  184,900,000.00  178,733,000.00  28,627,432.11
Note / Certificate Pool Factor                                 0.0000          0.9945          1.0000          1.0000         0.9983
   (Ending Balance / Original Pool Amount)
Total Distributions                    $24,976,760.42  $20,156,951.99   $2,564,565.73   $1,027,735.83   $1,009,841.45    $217,665.42

Interest Shortfall                              $0.00           $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                             $0.00           $0.00           $0.00           $0.00           $0.00          $0.00
     Total Shortfall                            $0.00           $0.00           $0.00           $0.00           $0.00          $0.00
         (required from Reserve)
Excess Servicing                                $0.00
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance         $34,690,250.75
(Release) / Draw                         ($162,365.61)
Ending Reserve Acct Balance            $34,527,885.14

Navistar Financial 2000 - B Owner Trust
For the Month of April, 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                      5                4            3                2                1
                                                    Dec-00           Jan-01       Feb-01           Mar-01           Apr-01
                                                    ------           ------       ------           ------           ------

Beginning Pool Balance                         $722,425,361.72  $703,514,350.74  $685,573,339.02  $664,895,988.60  $644,758,360.09

A)   Loss Trigger:
Principal of Contracts Charged Off              $5,200,097.76    $1,534,133.20     $1,607,843.56    $3,859,292.52    $2,544,877.72
Recoveries                                        $343,736.93      $138,624.99     $1,625,735.77    $1,035,607.93      $627,976.19

Total Charged Off (Months 5, 4, 3)              $8,342,074.52
Total Recoveries (Months 3, 2, 1)               $3,289,319.89
Net Loss / (Recoveries) for 3 Mos               $5,052,754.63 (a)

Total Balance (Months 5, 4, 3)              $2,111,513,051.48 (b)

Loss Ratio Annualized  [(a/b) * (12)]                 2.8715%

Trigger:  Is Ratio > 1.5%                                 Yes
                                               Feb-01            Mar-01           Apr-01
                                               ------            ------           ------

B)   Delinquency Trigger:                      $10,132,228.55     $9,733,151.17   $9,625,654.44
     Balance delinquency 60+ days                    1.47792%          1.46386%        1.49291%
     As % of Beginning Pool Balance                  1.44975%          1.41980%        1.47823%
     Three Month Average

Trigger:  Is Average > 2.0%                                No

C)   Noteholders Percent Trigger:                     4.5152%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                                No

                     Navistar Financial 2001 - A Owner Trust
                           For the Month of April 2001
                        Distribution Date of May 15, 2001
                             Servicer Certificate #1

Original Pool Amount                                    $257,155,638.25
Subsequent Receivables (transferred 4/30/01)             $53,340,411.35
Subsequent Receivables (transferred )                             $0.00
Subsequent Receivables (transferred )                             $0.00
Beginning Pool Balance                                  $310,496,049.60
Beginning Pool Factor                                           1.00000

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)   $6,906,181.76
     Interest Collected                                   $2,147,106.25

Additional Deposits:
     Repurchase Amounts                                           $0.00
     Liquidation Proceeds / Recoveries                            $0.00
Total Additional Deposits                                         $0.00

Repos / Chargeoffs                                           431,484.80
Aggregate Number of Notes Charged Off                                 0

Total Available Funds                                     $9,053,288.01

Ending Pool Balance                                     $303,158,383.04
Ending Pool Factor                                              0.97637

Servicing Fee                                               $258,746.71

Repayment of Servicer Advances                                    $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                  $15,245,171.15
     Target Percentage                                            5.50%
     Target Balance                                      $16,673,711.07
     Minimum Balance                                      $6,209,920.99
     (Release) / Deposit                                     ($6,636.55)
     Ending Balance                                      $15,238,534.60

Current Weighted Average APR:                                    9.722%
Current Weighted Average Remaining Term (months):                 49.09

Delinquencies                                                  Dollars     Notes
     Installments:              1 - 30 days              $1,353,050.78     1,352
                                31 - 60 days               $257,882.59       196
                                60+  days                   $60,391.53        40

     Total:                                              $1,671,324.90     1,353

     Balances:                  60+  days                $1,856,248.28        40

Memo Item - Reserve Account
     Prior Month                                         $14,748,592.36
     Invest. Income                                           $6,636.55
     Excess Serv.                                           $489,942.24
     Transfer (to) / from Collections Account                     $0.00
     Beginning Balance                                   $15,245,171.15

Navistar Financial 2001 - A Owner Trust
For the Month of April 2001

                                                                          NOTES

                                                  TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3    CLASS A - 4  CLASS B NOTES
                                                  -----    -----------     -----------     -----------    -----------  -------------
Original Pool Amount                    $400,000,000.00 $72,500,000.00 $118,000,000.00 $100,000,000.00 $92,500,000.00 $17,000,000.00
Distributions:
     Distribution Percentages                                  100.00%           0.00%           0.00%          0.00%          0.00%
     Coupon                                                    4.2900%         4.4700%         4.9900%        5.4200%        5.5900%

Beginning Pool Balance                  $310,496,049.60
Ending Pool Balance                     $303,158,383.04

Collected Principal                       $6,906,181.76
Collected Interest                        $2,147,106.25
Charge - Offs                               $431,484.80
Liquidation Proceeds / Recoveries                 $0.00
Servicing                                   $258,746.71
Cash Transfer from Reserve Account                $0.00
Total Collections Avail for Debt Service  $8,794,541.30

Beginning Balance                       $400,000,000.00 $72,500,000.00 $118,000,000.00 $100,000,000.00 $92,500,000.00 $17,000,000.00

Interest Due 2                              $966,932.50    $155,512.50     $263,730.00     $249,500.00    $250,675.00     $47,515.00
Interest Paid                               $966,932.50    $155,512.50     $263,730.00     $249,500.00    $250,675.00     $47,515.00
Principal Due                             $7,337,666.56  $7,337,666.56           $0.00           $0.00          $0.00          $0.00
Principal Paid                            $7,337,666.56  $7,337,666.56           $0.00           $0.00          $0.00          $0.00

Ending Balance                          $392,662,333.44  65,162,333.44  118,000,000.00  100,000,000.00  92,500,000.00  17,000,000.00
Note / Certificate Pool Factor                                  0.8988          1.0000          1.0000         1.0000         1.0000
  (Ending Balance / Original Pool Amount)
Total Distributions                       $8,304,599.06  $7,493,179.06     $263,730.00     $249,500.00    $250,675.00     $47,515.00

Interest Shortfall                                $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall                               $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
     Total Shortfall                              $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
         (required from Reserve)

Excess Servicing                            $489,942.24
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance           $15,245,171.15
(Release) / Draw                             ($6,636.55)
Ending Reserve Acct Balance              $15,238,534.60

Navistar Financial 2001 - A Owner Trust
For the Month of April 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                      5           4            3              2                 1
                                                    Dec-00      Jan-01       Feb-01         Mar-01            Apr-01
                                                    ------      ------       ------         ------            ------

Beginning Pool Balance                               N/A         N/A          N/A            N/A         $310,496,049.60

A)   Loss Trigger:
Principal of Contracts Charged Off                   N/A         N/A          N/A            N/A           $431,484.80
Recoveries                                           N/A         N/A          N/A            N/A              $0.00

Total Charged Off (Months 5, 4, 3)                   N\A
Total Recoveries (Months 3, 2, 1)                  $0.00
Net Loss / (Recoveries) for 3 Mos                    N\A (a)

Total Balance (Months 5, 4, 3)                     $0.00 (b)

Loss Ratio Annualized  [(a/b) * (12)]                N\A

Trigger:  Is Ratio > 1.5%                             No


B)   Delinquency Trigger:                           Feb-01      Mar-01         Apr-01
     Balance delinquency 60+ days                    N/A         N/A       $1,856,248.28
     As % of Beginning Pool Balance                  N\A         N\A          0.59783%
     Three Month Average                             N/A         N/A          0.19928%

Trigger:  Is Average > 2.0%                           No

C)   Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                        4.90780%

Trigger:  Is Minimum < 1.0%                           No